UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  April 8, 2024

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 PLAZA DRIVE, 1ST FLOOR SECAUCUS, New Jersey	07094
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 8, 2024, Lawrence S. Coben, Ph.D., a member of the Board of Directors (the “Board”) of Freshpet, Inc. (the “Company”), informed the Board of his resignation from the Board. Dr. Coben’s decision was not the result of any disagreement with the Company.
On April 9, 2024, Lauri Kien Kotcher was elected to the Board in the vacancy created by Dr. Coben’s departure as a Class II director with a term expiring at the Company’s 2025 annual meeting of stockholders. Ms. Kien Kotcher’s experience includes serving as Chief Executive Officer of quip, The Shade Store, and Hello Products, as well as Chief Marketing Officer of Godiva Chocolatier.
Ms. Kien Kotcher will also replace Dr. Coben on the Board’s Nominating and Governance Committee. Ms. Kien Kotcher was granted 1,046 restricted stock units upon joining the Board, which will vest on the first anniversary of the grant date, subject to her continued service on the Board.

The compensation for Ms. Kien Kotcher’s service as director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s most recent annual proxy statement filed with the U.S. Securities and Exchange Commission on August 31, 2023. There are no arrangements or understandings between Ms. Kien Kotcher and any other persons pursuant to which Ms. Kien Kotcher was elected as a director, and there are no transactions in which Ms. Kien Kotcher has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure
On April 10, 2024, the Company issued a press release announcing the matters described under Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number
99.1	Press Release, dated April 10, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: April 10, 2024	By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Chief Financial Officer